UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

Myers Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1293 South Main Street, Akron, Ohio 44301

(Address of Principal Executive Offices, and Zip Code)

(330) 253-5592

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	MYE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2022, Myers Industries, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 4, 2022, the record date for the Annual Meeting, 36,276,556 common shares were outstanding and entitled to vote. At the Annual Meeting, 33,577,908, or approximately 92.56%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 1,758,894 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2022 (the “Proxy Statement”).

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2023 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Vote
Yvette Dapremont Bright	31,691,662	114,387	12,965	1,758,894
Sarah R. Coffin	31,070,534	588,504	159,976	1,758,894
Ronald M. De Feo	31,758,563	51,901	8,550	1,758,894
William A. Foley	31,097,409	712,281	9,324	1,758,894
Jeffrey Kramer	31,776,937	33,527	8,550	1,758,894
F. Jack Liebau, Jr.	31,678,002	132,396	8,616	1,758,894
Bruce M. Lisman	31,675,082	134,768	9,164	1,758,894
Lori Lutey	31,766,714	44,099	8,201	1,758,894
Michael McGaugh	31,770,733	39,824	8,457	1,758,894

Proposal No. 2. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2021 compensation of the Company’s named executive officers, with over 98% of the total shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	31,448,404
Against	193,835
Abstain	176,775
Broker Non-Vote	1,758,894

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022. Voting results on this proposal were as follows:

For	33,338,060
Against	234,237
Abstain	5,611
Broker Non-Vote	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

By:	/s/ Sonal P. Robinson
Sonal P. Robinson
Executive Vice President and Chief Financial Officer

Date: April 28, 2022